GE INSTITUTIONAL FUNDS

(the “Trust”)

U.S. EQUITY FUND

CORE VALUE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

MONEY MARKET FUND

(each a “Fund” and collectively, the “Funds”)

Supplement Dated May 12, 2011

To the Statement of Additional Information dated January 28, 2011,

as supplemented on March 23, 2011 and May 11, 2011

This Supplement supersedes in its entirety the supplement dated May 11, 2011

At a Special Meeting of Shareholders held on April 1, 2011 for all Funds except the S&P 500 Index Fund, and at an Adjourned Special Meeting of Shareholders originally scheduled for April 1, 2011 and held on May 6, 2011 for the S&P 500 Index Fund, the shareholders of the Trust voted to approve the following proposals:

For the Trust

1.	To elect Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Trustees to the Board of Trustees of the GE Institutional Funds.

For all Funds except the S&P 500 Index Fund

2.	Except with respect to the Small-Cap Equity Fund, the implementation of a “manager of managers” structure whereby GE Asset Management Incorporated (“GEAM”) would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

3.	To amend, eliminate or reclassify certain investment policies of each Fund, as applicable, as follows:

A.	Except with respect to the Small-Cap Equity Fund, to amend each Fund’s fundamental investment policy on senior securities to allow the Fund to issue senior securities to the extent allowed by the Fund’s fundamental investment policy on borrowing or by applicable law;

B.	Except with respect to the Small-Cap Equity Fund, to amend each Fund’s fundamental investment policy on short selling.

GE Institutional Funds

Supplement Dated May 12, 2011

C.	To amend each Fund’s fundamental investment policy on making loans to allow the Fund to lend its assets or money to other persons under certain limited circumstances.

D.	To amend each Fund’s fundamental investment policies on borrowing to allow the Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

E.	Except with respect to the Small-Cap Equity Fund, to amend each Fund’s fundamental investment policies on diversification to allow the Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

F.	To amend each Fund’s fundamental investment policy on concentration of investments to prevent the Fund from making investments that would result in the concentration of the Fund’s assets in securities of issuers in any one industry.

G.	To amend each Fund’s fundamental investment policy on investments in commodities to allow the Fund to invest in commodities to the extent allowed by the Fund’s other investment policies and applicable law.

H.	To amend each Fund’s fundamental investment policy on real estate investments to allow the Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to the Fund’s other investment policies and applicable law.

Except for the election of the Trustees to the Trust which shall become effective immediately, the changes contemplated by Proposals 2 and 3A through 3H are expected to be effective at the next amendment of the Trust’s registration statement. The usual annual updating amendment would occur in January 2012 unless there is a reason for the Trust to file an earlier amendment that becomes effective.

This Supplement should be retained with your Statement of Additional Information for future reference.